UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11550 N. Meridian Street, Suite 325 Carmel, IN 46032
(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Senior management and certain members of the Board of Directors of Neuraxis, Inc. (the “Company”), have begun using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing stockholders of the Company, potential investors of the Company, and the investment community. While some of the materials in the Investor Presentation were previously utilized by the Company in the free writing prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2023, the specific Investor Presentation attached hereto is first being used effective as of August 17, 2023. The Investor Presentation provides an overview of the Company’s strategy, performance and future objectives. The Investor Presentation is incorporated into this Item 7.01 by reference and will be available on the Company’s website at http://neuraxis.com/.

Without limiting the generality of the foregoing, the “Forward-Looking Statements” disclosure contained in the Investor Presentation is incorporated by reference into this Item 7.01.

On August 17, 2023, the Company issued a press release providing a summary of the revenue generated by the Company’s IB-Stim™ technology from 2019 through March 31, 2023.

The information contained in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Investors and others should note that the Company routinely announces material information to its investors using filings with the SEC, the Company’s Investor Relations page on its website at http://neuraxis.com/, https://ir.neuraxis.com/, press releases, public conference calls, public webcasts, its feed on “X” (formerly known as Twitter) (https://twitter.com/NeurAxisInc), its Facebook page (https://www.facebook.com/IBStim.Stimulator), its YouTube page, https://www.youtube.com/@ib-stim, and its Instagram page (https://www.instagram.com/ib_stim_stimulator/). The information posted on the Company’s website or social media channels is not incorporated by reference in this report or in any other report or document the Company files with the SEC. While not all of the information that the Company posts to its Investor Relations page on its website or to social media channels is of a material nature, some information could be deemed to be material. Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these channels.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Neuraxis, Inc. Investor Presentation (August 17, 2023)

99.2	Press Release of Neuraxis, Inc. entitled “NeurAxis Announces Over $8 Million in IB-Stim™ Revenue”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2023	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer